Reference Number:  1803743B / 1803794B - Novation Confirmation
U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RFMSI
Series 2007-S6 Trust, Mortgage Pass-Through Certificates, Series 2007-S6
June 28, 2007

[PG NUMBER]

                                                                           Barclays Bank PLC
                                                                           5 The North Colonnade
                                                                           Canary Wharf
                                                                           London E14 4BB
                                                                           Tel +44 (0)20 7623 2323

DATE:                               June 28, 2007

TO:                                 U.S. Bank National Association, not individually but solely as the Trustee on behalf of the RFMSI Series 2007-S6 Trust with respect to the Mortgage
                                    Pass-Through Certificates, Series 2007-S6

TO:                                 Citibank N.A.

FROM:                               Barclays Bank PLC

SUBJECT:                            Novation Confirmation

REFERENCE NUMBER:          1803743B / 1803794B

The purpose of this  confirmation is to confirm the terms and conditions of the Novation  Transaction  entered into between the parties and effective from the Novation Date specified below.  This Novation  Confirmation  constitutes a "Confirmation" as referred to in the New Agreement specified below.

1.   The definitions and provisions  contained in the 2004 ISDA Novation  Definitions (the  "Definitions")  and the
     terms and provisions of the 2000 ISDA  Definitions,  as published by the  International  Swaps and Derivatives
     Association,  Inc. and amended from time to time,  are  incorporated  in this  Novation  Confirmation.  In the event of any  inconsistency  between (i) the  Definitions,  (ii) the 2000 ISDA  Definitions,  and/or (iii) the
     Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2.   The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

              Novation Trade Date:                                                 June 28, 2007
              Novation Date:                                                       June 28, 2007
              Novated Amount:                                                      USD 67,500,000
              Transferor 1:                                                        Citibank, N.A.
              Transferor 2:                                                        Barclays Bank PLC
              Transferee 1:                                                        U.S. Bank National Association, not in its individual capacity but solely as Trustee for the benefit of RFMSI Series 2007-S6
                                                                                   Trust, Mortgage Pass-Through Certificates, Series 2007-S6
              Transferee 2:                                                        Barclays Bank PLC
              New Agreement (between Transferee 1 and Transferee 2):               The Master Agreement as defined in the New Confirmation

3.   The terms of the Old Transaction to which this Novation  Confirmation  relates,  for identification  purposes, are as follows:

              Trade Date of Old Transaction:                                             June 15, 2007
              Effective Date of Old Transaction:                                         June 28, 2007
              Termination Date of Old Transaction:                                       March 25, 2014

4.   The terms of the New  Transaction  to which this  Novation  Confirmation  relates shall be as specified in the
     New Confirmation attached hereto as Exhibit A.

              Full First Calculation Period:                                             Applicable

5.   Offices:

              Transferor 1:                                                              New York
              Transferor 2:                                                              Not Applicable
              Transferee 1:                                                              Minnesota
              Transferee 2:                                                              Not Applicable

The  parties  confirm  their  acceptance  to be bound by this  Novation  Confirmation  as of the  Novation  Date by executing  a copy  of  this  Novation  Confirmation  and  returning  a  facsimile  of the  fully-executed  Novation
Confirmation  to Incoming  Transaction  Documentation,  Barclays  Capital Global OTC  Transaction  Documentation  &
Management,  Global  Operations,  Fax +(44)  20-7773-6810/6857.  Transferor 1 and Transferor 2, by their respective execution of a copy of this  Novation  Confirmation,  each agrees to the terms of the Novation  Confirmation  as it relates to the Old  Transaction.  Transferee 1 and  Transferee 2, by their  respective  execution of a copy of this
Novation  Confirmation,  each  agrees  to  the  terms  of the  Novation  Confirmation  as it  relates  to  the  New
Transaction.  For all inquiries,  please contact  Incoming  Transaction  Documentation,  Barclays Capital Global by
telephone at Tel +(44) 20-7773-6901/6904/6965.

                                             [SIGNATURE PAGE FOLLOWS]

BARCLAYS BANK PLC                                                           U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT
                                                                            SOLELY AS TRUSTEE FOR THE BENEFIT OF RFMSI SERIES 2007-S6 TRUST,
                                                                            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-S6

By:  /s/ Daniel Regan
Name:
Title:                                                                      By:  /s/ Michelle Moeller
                                                                            Name:  Michelle Moeller
                                                                            Title:  Assistant Vice President

                                                                            CITIBANK N.A.

                                                                            By:  /s/ Frank Licciardello
                                                                            Name:  Frank Licciardello
                                                                            Title: Authorized Signatory

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10

                                                                           Barclays Bank PLC
                                                                           5 The North Colonnade
                                                                           Canary Wharf
                                                                           London E14 4BB
                                                                           Tel +44 (0)20 7623 2323

DATE:                               June 28, 2007

TO:                                 U.S. Bank National Association, not individually but solely as the
                                    Trustee on behalf of the RFMSI Series 2007 S-6 Trust with respect to the
                                    Mortgage Pass-Through Certificates, Series 2007-S6

FROM:                               Barclays Bank PLC

SUBJECT:                            Fixed Income Derivatives Confirmation

REFERENCE NUMBER:          1803743B / 1803794B

The  purpose  of this  long-form  confirmation  is to confirm  the terms and  conditions  of the  transaction entered into between RFMSI Series  2007-S6 Trust acting  through U.S. Bank National  Association,  not in its individual  capacity,  but solely as Trustee for the benefit of RFMSI Series  2007-S6 Trust and Barclays Bank
PLC (each a "PARTY" and  together  "THE  PARTIES")  on the Trade Date  specified  below (the  "TRANSACTION").
This letter agreement  constitutes a "CONFIRMATION" as referred to in the ISDA Master Agreement  specified in paragraph  1 below.  In this  Confirmation,  "PARTY A" means  Barclays  Bank PLC,  and "PARTY B" means  RFMSI
Series  2007-S6 Trust acting through U.S. Bank National  Association,  not in its  individual  capacity,  but solely as Trustee for the benefit of RFMSI Series 2007-S6 Trust.

         The  definitions  and  provisions  contained  in the 2000  ISDA  Definitions,  as  published  by the
International  Swaps and  Derivatives  Association,  Inc. (the  "DEFINITIONS"),  are  incorporated  into this
Confirmation.  In the  event  of any  inconsistency  between  the  Definitions  and this  Confirmation,  this
Confirmation will govern.

         Other  capitalized  terms used herein (but not otherwise  defined) shall have the meaning  specified in that  certain  Series  Supplement,  dated as of June 1, 2007,  and the  Standard  Terms of the Pooling and
Servicing  Agreement,  dated as of June 1, 2007 (collectively,  the Pooling and Servicing  Agreement),  among
Residential Funding Mortgage Securities I, Inc., as Depositor,  Residential  Funding  Corporation,  as Master
Servicer, and U.S. Bank National Association, as Trustee (the "TRUSTEE").

1.       This  Confirmation  evidences a complete  binding  agreement  between the parties as to the terms of the  Transaction to which this  Confirmation  relates.  In addition,  the parties agree that for the purposes of this Transaction,  this  Confirmation  will supplement,  form a part of, and be subject to an agreement in the form of the 1992 ISDA Master  Agreement  (Multicurrency-Cross  Border) as if the parties had  executed an agreement in such form (but without any Schedule  except for the elections  noted below) on the Trade Date of the Transaction (such agreement,  the "FORM MASTER  AGREEMENT").  In the event of any  inconsistency  between the provisions of the Form Master Agreement and this  Confirmation,  this  Confirmation  will prevail for the purpose of this Transaction.

         Each party  represents  to the other party and will be deemed to represent to the other party on the date on which it enters into this  Transaction  that  (absent a written  agreement  between the parties  that expressly imposes affirmative obligations to the contrary for that Transaction):

         (a)      NON-RELIANCE.  Each  party  has made its own  independent  decisions  to  enter  into  this
Transaction  and as to whether this  Transaction  is appropriate or proper for it based upon its own judgment and upon  advice  from such  advisors  as it has deemed  necessary.  It is not  relying on any  communication
(written  or oral) of the  other  party as  investment  advice  or as a  recommendation  to enter  into  this
Transaction;  it being understood that  information and  explanations  related to the terms and conditions of this  Transaction  shall  not be  considered  investment  advice  or a  recommendation  to  enter  into  this
Transaction.  Further,  such party has not  received  from the other party any  assurance  or guarantee as to the expected  results of this  Transaction.  Notwithstanding  the  foregoing,  in the case of Party B, it has entered  into this  Transaction  pursuant  to the  direction  received  by it  pursuant  to the  Pooling  and
Servicing Agreement.

         (b)      EVALUATION AND  UNDERSTANDING.  It is capable of evaluating and  understanding  (on its own behalf or through independent  professional  advice), and understands and accepts, the terms,  conditions and risks of this  Transaction.  It is also capable of assuming,  and assumes,  the  financial and other risks of this  Transaction  and, in the case of Party B, it has been directed by the Pooling and  Servicing  Agreement to enter into this Transaction.

         (c)      STATUS OF  PARTIES.  The other  party is not acting as an agent,  fiduciary  or advisor for it in respect of this Transaction.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

   Notional Amount:                         With respect to any Calculation  Period,  the amount as set forth in Exhibit  I,  which is  attached  hereto  and  incorporated  by reference into this Confirmation.

   Trade Date:                              June 15, 2007

   Effective Date:                          June 28, 2007

Termination Date:                           March 25, 2014

FIXED AMOUNTS:

   Fixed Rate Payer:                        Citibank, N.A., on behalf of Party B

   Fixed Rate Payer
   Payment Date:                            June 28, 2007

   Fixed Amount:                            USD 464,000

FLOATING AMOUNTS:

   Floating Rate Payer:                     Party A

   Cap Rate:                                5.50%

   Floating Rate Payer
   Period End Dates:                        The 25th of each  month,  commencing  on July 25, 2007 and ending on the  Termination  Date with no  adjustment  to  Floating  Rate
                                            Payer Period End Dates.

  Early Payment:                            Applicable.  Two  Business  Days  preceding  each  Floating  Rate
                                            Payer Period End Dates.

  Floating Rate Option:                     USD-LIBOR-BBA,  provided,  however,  that  if the  Floating  Rate determined  from such  Floating  Rate Option for any  Calculation
                                            Period is  greater  than  9.00%  per  annum for such  Calculation
                                            Period,  then  the  Floating  Rate for  such  Calculation  Period shall be deemed to be equal to 9.00% per annum.

   Designated Maturity:                     1 Month

   Spread:                                  None

   Floating Rate Day
   Count Fraction:                          30/360

   Reset Dates:                             First day of each Calculation Period.

   Business Days:                           New York

   Business Day Conventions:                Following.

3.       FORM MASTER AGREEMENT.

         (a)      "SPECIFIED  ENTITY"  means,  in relation  to Party A, for the  purpose of Section  5(a)(v),
Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

         (b)      "SPECIFIED  ENTITY"  means,  in relation  to Party B, for the  purpose of Section  5(a)(v),
Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

         (c)      "SPECIFIED  TRANSACTION"  will have the meaning  specified in Section 14 of the Form Master
Agreement.

         (d)      The  "CREDIT  EVENT  UPON  MERGER"  provisions  of  Section  5(b)(iv)  of the  Form  Master
Agreement will not apply to Party A or to Party B.

         (e)      The "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

         (f)      The Form Master  Agreement will be governed by, and construed in accordance  with, the laws of the State of New York without  reference to its conflict of laws  provisions  (except for Sections  5-1401 and 5-1402 of the New York General Obligations Law).

         (g)      The phrase "TERMINATION CURRENCY" means United States Dollars.

         (h)      For the purpose of Section 6(e) of the Form Master  Agreement,  Market Quotation and Second
Method will apply.

         (i)      The Events of Default specified under Sections 5(a)(ii),  5(a)(iii),  5(a)(iv), 5(a)(v) and
5(a)(vi)  of the Form  Master  Agreement  will not  apply to Party A or to Party B. With  respect  to Party B only, the provisions of Section 5(a)(vii) clause 2 will not be applicable.

         Without  affecting the provisions of the Form Master Agreement  requiring the calculation of certain net payment amounts,  as a result of an Event of Default or Additional  Termination Event or otherwise,  each party  irrevocably  waives any and all rights it may have to set off,  net,  recoup or otherwise  withhold or suspend or  condition  payment or  performance  of any  obligation  between it and the other party  hereunder against any obligation between it and the other party under any other agreements.

4.       RECORDING OF CONVERSATIONS.

         Each  party to this  Transaction  acknowledges  and  agrees to the tape  (and/or  other  electronic)
recording of  conversations  between the parties to this  Transaction  whether by one or other or both of the parties or their agents.

5.       CREDIT SUPPORT DOCUMENT.

         In relation to Party A: Not Applicable.
         In relation to Party B: Not Applicable.

6.       CREDIT SUPPORT PROVIDER.

         In relation to Party A: Not Applicable.
         In relation to Party B: Not Applicable.

7.       ACCOUNT DETAILS.

                Account for payments to Party A:

                Correspondent: BARCLAYS BANK PLC NEW YORK
                FEED: 026002574
                Beneficiary:  BARCLAYS SWAPS
                Beneficiary Account: 050-01922-8

                Account for payments to Party B:

                U.S. Bank National Association
                ABA Number: 091000022
                Account Number: 1731 0332 2058
                Reference: RFMSI Series 2007-S6

8.       [RESERVED.]

9.       FULLY-PAID TRANSACTIONS.

         Notwithstanding  the terms of Sections 5 and 6 of the Form Master  Agreement,  if at any time and so long as one of the parties to the Form Master  Agreement  ("X") shall have  satisfied in full all its payment and delivery  obligations  under Section  2(a)(i) of the Form Master  Agreement and shall at the time have no future payment or delivery obligations,  whether absolute or contingent,  under such Section, then unless the other party ("Y") is required  pursuant to appropriate  proceedings to return to X or otherwise  returns to X
(upon  demand of X, or  otherwise)  any portion of any such  payment or delivery:  (i) the  occurrence  of an event described in Section 5(a),  excluding Section  5(a)(vii),  of the Form Master Agreement with respect to
X shall not  constitute  an Event of  Default  or a  Potential  Event of  Default  with  respect  to X as the
Defaulting  Party;  and (ii) Y shall be entitled  to  designate  an Early  Termination  Date (a)  pursuant to
Section  10 below  and/or (b)  pursuant  to Section 6 of the Form  Master  Agreement  only as a result of the occurrence of a Termination  Event set forth in Sections  5(b)(i),  5(b)(ii) and 5(b)(iii) of the Form Master
Agreement with respect to Y as the Affected Party.

10.      [RESERVED.]

11.      WAIVER OF RIGHT TO TRIAL BY JURY.

         EACH PARTY HEREBY  IRREVOCABLY  WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

12.      ELIGIBLE CONTRACT PARTICIPANT.

         Each party  represents to the other party that it is an "eligible  contract  participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

13.      NOTICE BY FACSIMILE TRANSMISSION.

         Section  12(a) of the Form  Master  Agreement  is  hereby  amended  by  deleting  the  parenthetical
"(except  that a  notice  or  other  communication  under  Section  5 or 6 may  not  be  given  by  facsimile transmission or electronic messaging system)."

14.      [RESERVED].

15.      MULTIBRANCH PARTY.

         For purpose of Section 10(c) of the Form Master Agreement:  (a) Party A is a Multibranch  Party, and
may act  through  its London  Office or such other  Office as may be agreed to by the  parties in  connection with a Transaction; and (b) Party B is not a Multibranch Party.

16.      USA PATRIOT ACT NOTICE.

         Party A hereby  notifies  Party B that  pursuant to the  requirements  of the USA Patriot Act (Title
III of Pub. L. 107-56  (signed into law October 26,  2001)) (the  "PATRIOT  ACT"),  it is required to obtain, verify and record  information  that identifies Party B, which  information  includes the name and address of
Party B and other  information  that will allow Party A to identify  Party B in  accordance  with the Patriot
Act.  Upon request by Party A, Party B shall promptly provide such information.

         In order to comply with laws,  rules,  regulations and executive  orders in effect from time to time applicable to banking  institutions,  including  those  relating to the funding of terrorist  activities  and money  laundering  ("APPLICABLE  LAW"),  the  Trustee  is  required  to obtain,  verify  and  record  certain information  relating to individuals  and entities which maintain a business  relationship  with the Trustee.
Accordingly,  each of the parties  agrees to provide to the Trustee  upon its request  from time to time such identifying  information and  documentation as may be available for such party in order to enable the Trustee to comply with applicable law.

17.      OTHER PROVISIONS.

         (a)      Calculation Agent.  If applicable, the Calculation Agent is Party A.

         (b)      Addresses for notices.

                  With respect to Party A, at the address set forth on the first page of this Confirmation.

                  In addition, with respect to notices provided to Sections 5 and 6 of the Form Master
                  Agreement, notice shall be provided to:

                  Address: Barclays Bank PLC
                                    5 The North Colonnade
                                    Canary Wharf
                                    London E14 4BB

                                    Attn: Swaps Documentation
                                    Telephone: 44(20)777 36461
                                    Fax: 44(20)777 36810

                  With a copy to:
                                    Citibank, N.A.
                                    Citibank, N.A. New York
                                    Documentation Unit
                                    Telephone: 212-615-8985
                                    Fax: 212-615-8380
                                    333 W 34th Street
                                    New York, New York 10001

                  With respect to Party B:

                  Address: RFMSI Series 2007-S6 Trust
                                    c/o U.S. Bank National Association
                                    EP-MN-WS3D, 60 Livingston Avenue,
                                    St. Paul, Minnesota 55107
                                    Telephone: 651-495-3880
                                    Fax: 651-495-8090

                  with a copy to:

                  Address: Residential Funding Company LLC
                                    8400 Normandale Lake Blvd.
                                    Minneapolis, MN 55437
                                    Attention: Marguerite Steffes
                                    Facsimile No.: 952-352-0528
                                    Telephone No: 952-857-6484 (For all purposes)

         (c)      For the  purpose of Section  13(c) of the Form  Master  Agreement:  (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

         (d)      Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

         (e)      The provisions of Section 10(a) will apply to this Agreement.

         (f)      Payer  Representations.  For the  purpose of  Section  3(e) of the Form  Master  Agreement,
Party A and Party B make the following representation:

         It is not required by any applicable  law, as modified by the practice of any relevant  governmental revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment  (other than  interest  under  Section  2(e),  6(d)(ii),  or 6(e) of the Form Master
Agreement)  to be  made  by it  to  the  other  party  under  the  Form  Master  Agreement.  In  making  this representation,  it may rely on (i) the accuracy of any  representations  made by the other party pursuant to
Section  3(f) of the Form Master  Agreement,  (ii) the  satisfaction  of the  agreement  contained in Section
4(a)(i) or  4(a)(iii)  of the Form Master  Agreement,  and the  accuracy  and  effectiveness  of any document provided by the other party  pursuant  to Section  4(a)(i) or  4(a)(iii)  of the Form Master  Agreement,  and
(iii) the  satisfaction  of the  agreement  of the other party  contained  in Section 4(d) of the Form Master
Agreement,  provided that it shall not be a breach of this representation  where reliance is placed on clause
(ii) and the other party does not deliver a form or document  under  Section  4(a)(iii) by reason of material prejudice to its legal or commercial position.

         (g)      Payee  Representations.  For the  purpose of  Section  3(f) of the Form  Master  Agreement,
Party A and Party B make the following representations:

         Party A represents that:

                  (i)      It is a tax resident of the United Kingdom.

                  (ii)     With respect to payments  made to Party A which are not  effectively  connected to the U.S.:  It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

                  (iii)    With respect to payments  made to Party A which are  effectively  connected to the
         U.S.:  Each  payment  received or to be received by it in  connection  with this  Agreement  will be effectively connected with its conduct of a trade or business in the U.S.

         Party B  represents  that U.S.  Bank  National  Association  is the  Trustee  under the  Pooling and
Servicing Agreement.  U.S. Bank National  Association  represents that it is directed pursuant to the Pooling and Servicing  Agreement to enter into this Agreement  (including  the Form Master  Agreement) and to perform its obligations hereunder (and thereunder).

         (h)      For the  purpose of  Section  4(a)(i)  and (ii) of the Form  Master  Agreement,  each Party agrees to deliver the following documents as applicable:

(a)      Tax forms, documents or certificates to be delivered are:-

-------------------------------------------------------- ------------------------------------------------- --------------------------------------------------
               PARTY REQUIRED TO DELIVER
                       DOCUMENT                                     FORM/DOCUMENT/CERTIFICATE                         DATE BY WHICH TO DELIVERED
======================================================== ================================================= ==================================================
======================================================== ================================================= ==================================================
Party B.                                                 An executed U.S. Internal Revenue Service Form    Promptly after the earlier of (i) reasonable
                                                         W-9 (or any successor thereto).                   demand by Party A or (ii) upon actual knowledge
                                                                                                           that any such form is required or that such form
                                                                                                           previously provided to Party A has become
                                                                                                           obsolete or incorrect.
-------------------------------------------------------- ------------------------------------------------- --------------------------------------------------

(b)      Other documents to be delivered are:

----------------------------------- ------------------------------------------------------ -------------------------------------- ------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT                     FORM/DOCUMENT/                          DATE BY WHICH TO BE DELIVERED         COVERED BY SECTION 3(D)
                                                         CERTIFICATE                                                                     REPRESENTATION
=================================== ====================================================== ====================================== ==============================
----------------------------------- ------------------------------------------------------ -------------------------------------- ------------------------------
Party A and Party B.                Incumbency certificate or other documents evidencing   Concurrently with the execution of                 Yes.
                                    the authority of the party entering into this          this agreement or of any other
                                    agreement or any other document executed in            documents executed in connection
                                    connection with this agreement.                        with this agreement.

----------------------------------- ------------------------------------------------------ -------------------------------------- ------------------------------
----------------------------------- ------------------------------------------------------ -------------------------------------- ------------------------------
Party B.                            Each report required to be delivered by Party B        Upon availability, and such delivery               Yes.
                                    under the terms of the Pooling and Servicing           shall be satisfied by posting such
                                    Agreement.                                             report on Party B's website
                                                                                           http://www.usbank.com/mbs
----------------------------------- ------------------------------------------------------ -------------------------------------- ------------------------------
----------------------------------- ----------------------------------------------------- --------------------------------------- ------------------------------
Party A, RFC and RFMSI.             Indemnification agreement executed by Party A, RFC    Concurrently with printing of any                    No.
                                    and RFMSI with respect to information included in     prospectus supplement related to the
                                    any prospectus supplement related to the Class        Class I-A-6 Certificates.
                                    I-A-6 Certificates.
----------------------------------- ----------------------------------------------------- --------------------------------------- ------------------------------
----------------------------------- ----------------------------------------------------- --------------------------------------- ------------------------------
Party A                             Any document required to be delivered pursuant to     As provided for in section 18                       Yes.
                                    section 18 of this Confirmation within the Response
                                    Period set forth in section 18
----------------------------------- ----------------------------------------------------- --------------------------------------- ------------------------------

         (i)      "AFFILIATE"  will have the meaning  specified  in Section 14 of the Form Master  Agreement;
provided, however, that Party B shall be deemed not to have any Affiliates for purposes of this Transaction.

         (j)      Party A hereby  agrees  that it will  not,  prior to the date  that is one year and one day
(or, if longer,  the applicable  preference  period) after all  Certificates  (as such term is defined in the
Pooling and  Servicing  Agreement)  issued by Party B pursuant to the Pooling and  Servicing  Agreement  have been paid in full,  acquiesce,  petition  or  otherwise  invoke or cause Party B to invoke the process of any court or  governmental  authority  for the purpose of  commencing  or sustaining a case against Party B under any federal or state  bankruptcy,  insolvency  or similar law or for the  purpose of  appointing  a receiver, liquidator,  assignee,  trustee,  custodian,  sequestrator  or  other  similar  official  for  Party B or any substantial  part of the  property of Party B, or for the purpose of ordering  the winding up or  liquidation of the affairs of Party B. Nothing  herein shall prevent Party A from  participating  in any such  proceeding once commenced.

         (k)      Notwithstanding  anything herein to the contrary,  it is expressly understood and agreed by the parties hereto that (i) this  Confirmation  is executed and delivered by U.S. Bank National  Association, not  individually  or  personally  but  solely as trustee  ("TRUSTEE")  for the  benefit of the RFMSI  Series
2007-S6  Trust,  in the  exercise of the powers and  authority  conferred  and vested in it, (ii) each of the representations,  undertakings  and  agreements  herein made on the part of the Trustee is made and  intended not as personal  representations,  undertakings  and  agreements  by the Trustee but is made and intended for the purpose of binding only the Trustee,  for the benefit of the RFMSI Series  2007-S6  Trust,  (iii) nothing herein  contained  shall be construed as creating any liability on Trustee,  individually  or personally,  to perform any  covenant  either  expressed or implied  contained  herein,  all such  liability,  if any,  being expressly  waived by the parties hereto and by any Person  claiming by, through or under the parties  hereto, and (iv) under no  circumstances  shall the Trustee be personally  liable for the payment of any indebtedness or  expenses  of the  Trustee  or be liable for the  breach or  failure  of any  obligation,  representation, warranty or covenant made or undertaken by the Trustee hereunder or any other related documents.

         (l)      The Form Master Agreement is hereby amended as follows:

         The word  "third"  shall be  replaced by the word  "second" in the third line of Section  5(a)(i) of the Form Master Agreement.

         (m)      Severability.  If any term,  provision,  covenant,  or condition of this Agreement,  or the application  thereof to any party or circumstance,  shall be held to be invalid or unenforceable (in whole or in part) for any reason,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force and effect as if this  Agreement had been executed  with the invalid or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without  material  change,  the original  intentions  of the  parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement  will not  substantially  impair the respective  benefits or  expectations  of the parties.

         The  parties  shall  endeavor  to engage in good  faith  negotiations  to  replace  any  invalid  or unenforceable term, provision,  covenant or condition with a valid or enforceable term,  provision,  covenant or  condition,  the  economic  effect  of  which  comes  as  close  as  possible  to that of the  invalid  or unenforceable term, provision, covenant or condition.

(n)      Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "NON-RECOURSE PARTIES") shall be personally liable for the payment by or on behalf of RFMSI Series 2007-S6 Trust hereunder, and Party A shall be limited to a proceeding against the collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against RFMSI Series 2007-S6 Trust for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such collateral and following the realization of the collateral, any claims of Party A shall be extinguished.

                                              Exhibit I-1
                                        EXHIBIT I TO THE CONFIRMATION

------------------------------------------------------------------------------ -------------------------------------
                         For the Calculation Periods                                     Notional Amount
------------------------------------------------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
          From and including:                      To but excluding:                          in USD:
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------

----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 28, 2007                           July 25, 2007                                       67,500,000
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2007                          August 25, 2007                                      67,288,682
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2007                       September 25, 2007                                     67,005,379
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2007                      October 25, 2007                                      66,651,216
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2007                       November 25, 2007                                     66,226,467
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2007                       December 25, 2007                                     65,731,562
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2007                       January 25, 2008                                      65,167,086
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2008                       February 25, 2008                                     64,533,774
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2008                        March 25, 2008                                       63,832,517
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2008                         April 25, 2008                                       63,064,361
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2008                          May 25, 2008                                        62,230,498
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2008                           June 25, 2008                                       61,332,275
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2008                           July 25, 2008                                       60,371,183
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2008                          August 25, 2008                                      59,348,859
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2008                       September 25, 2008                                     58,267,083
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2008                      October 25, 2008                                      57,127,770
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2008                       November 25, 2008                                     55,932,972
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2008                       December 25, 2008                                     54,684,871
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2008                       January 25, 2009                                      53,385,773
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2009                       February 25, 2009                                     52,038,104
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2009                        March 25, 2009                                       50,644,405
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2009                         April 25, 2009                                       49,207,326
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2009                          May 25, 2009                                        47,729,618
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2009                           June 25, 2009                                       46,214,128
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2009                           July 25, 2009                                       44,663,793
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2009                          August 25, 2009                                      43,081,630
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2009                       September 25, 2009                                     41,470,731
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2009                      October 25, 2009                                      39,834,253
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2009                       November 25, 2009                                     38,175,413
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2009                       December 25, 2009                                     36,560,393
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2009                       January 25, 2010                                      34,988,358
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2010                       February 25, 2010                                     33,458,486
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2010                        March 25, 2010                                       31,969,969
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2010                         April 25, 2010                                       30,522,016
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2010                          May 25, 2010                                        29,113,846
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2010                           June 25, 2010                                       27,744,695
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2010                           July 25, 2010                                       26,413,810
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2010                          August 25, 2010                                      25,120,452
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2010                       September 25, 2010                                     23,863,895
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2010                      October 25, 2010                                      22,643,426
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2010                       November 25, 2010                                     21,458,343
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2010                       December 25, 2010                                     20,307,958
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2010                       January 25, 2011                                      19,191,594
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2011                       February 25, 2011                                     18,108,587
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2011                        March 25, 2011                                       17,058,283
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2011                         April 25, 2011                                       16,040,041
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2011                          May 25, 2011                                        15,053,231
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2011                           June 25, 2011                                       14,097,233
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2011                           July 25, 2011                                       13,171,439
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2011                          August 25, 2011                                      12,275,251
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2011                       September 25, 2011                                     11,408,082
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2011                      October 25, 2011                                      10,569,355
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2011                       November 25, 2011                                      9,758,504
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2011                       December 25, 2011                                      8,974,973
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2011                       January 25, 2012                                       8,218,213
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2012                       February 25, 2012                                      7,487,689
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2012                        March 25, 2012                                        6,782,873
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2012                         April 25, 2012                                        6,103,246
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2012                          May 25, 2012                                         5,448,300
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2012                           June 25, 2012                                        4,817,534
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2012                           July 25, 2012                                        4,210,457
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2012                          August 25, 2012                                       3,801,176
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2012                       September 25, 2012                                      3,413,415
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2012                      October 25, 2012                                       3,046,716
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2012                       November 25, 2012                                      2,700,629
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2012                       December 25, 2012                                      2,374,711
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2012                       January 25, 2013                                       2,068,530
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2013                       February 25, 2013                                      1,781,658
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2013                        March 25, 2013                                        1,513,677
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             March 25, 2013                         April 25, 2013                                        1,264,176
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             April 25, 2013                          May 25, 2013                                         1,032,751
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
              May 25, 2013                           June 25, 2013                                          819,008
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             June 25, 2013                           July 25, 2013                                          622,556
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
             July 25, 2013                          August 25, 2013                                         494,277
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            August 25, 2013                       September 25, 2013                                        381,570
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           September 25, 2013                      October 25, 2013                                         284,072
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            October 25, 2013                       November 25, 2013                                        201,433
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           November 25, 2013                       December 25, 2013                                        133,305
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           December 25, 2013                       January 25, 2014                                          79,349
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
            January 25, 2014                       February 25, 2014                                         39,231
----------------------------------------- ------------------------------------ -------------------------------------
----------------------------------------- ------------------------------------ -------------------------------------
           February 25, 2014                        March 25, 2014                                           12,623
----------------------------------------- ------------------------------------ -------------------------------------